UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 31, 2006

VA Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46939 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 687-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Approval of Form of Restricted Stock Purchase Agreement

On August 31, 2006, the Compensation Committee of the Board of Directors of VA Software Corporation (the “Registrant”) approved a form of Restricted Stock Purchase Agreement (the “Restricted Stock Purchase Agreement”) for use when restricted stock purchase rights (“Restricted Stock Purchase Rights”) are granted under the Registrant’s Amended and Restated 1998 Stock Plan (the “Plan”). A copy of the form of Restricted Stock Purchase Agreement is attached hereto as Exhibit 10.1, and incorporated herein by reference.

The form of Restricted Stock Purchase Agreement provides for the sale of shares of the Registrant’s Common Stock to the grantee at a per share purchase price to be determined by the Registrant’s Board of Directors, as administrator of the Plan, which shall be paid by the grantee to Registrant in cash, by check, or a combination thereof. In addition, the form of Restricted Stock Purchase Agreement provides the Registrant with the right to repurchase the shares of Common Stock purchased by the grantee thereunder (the “Repurchase Option”) in the event that the grantee ceases to be a service provider to the Registrant before all of the shares are released from the Repurchase Option. The schedule for the release of the shares of Common Stock purchased pursuant to the Restricted Stock Purchase Agreement from the Repurchase Option is determined by the Registrant’s Board of Directors, as administrator of the Plan, on a case-by-case basis each time that the Registrant’s Board of Directors grants a restricted stock purchase right to a service provider under the Plan. The form of Restricted Stock Purchase Agreement also contains escrow provisions, pursuant to which the Registrant and the grantee agree to deposit the shares of Common Stock purchased under the Restricted Stock Purchase Agreement with an escrow holder designated by the Registrant, to be held in escrow until such shares of Common Stock are released from the Repurchase Option. Pursuant to the terms of the form of Restricted Stock Purchase Agreement, the Registrant’s Board of Directors, as administrator of the Plan, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the grantee to satisfy its tax withholding obligations relating to the Restricted Stock Purchase Agreement, in whole or in part by one or more of the following (without limitation): (a) paying cash, (b) electing to have the Registrant withhold otherwise deliverable shares having a fair market value equal to the minimum amount required to be withheld, (c) delivering to the Registrant already vested and owned shares having a fair market value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares otherwise deliverable to grantee through such means as the Registrant may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.

Grant of Restrict Stock Purchase Rights

On August 31, 2006, the Compensation Committee of the Board of Directors of the Registrant also approved the grant of Restricted Stock Purchase Rights, granting the right to purchase shares of the Registrant’s Common Stock at a purchase price per share equal to the par value of the Registrant’s common stock ($.001) pursuant to the terms of the Restricted Stock Purchase Agreement, to the Registrant’s named executive officers in the following amounts:

	Restricted Stock Purchase Rights with Time based Vesting(1)	Restricted Stock Purchase Rights with Performance based Vesting(2)
Ali Jenab	175,000	87,500
Patricia S. Morris	--	20,000
Darryll E. Dewan	100,000	37,500
Richard Marino, Jr.	--	20,000

(1)
Restricted stock purchase rights granted with time based vesting will vest over three (3) years following the date of grant as follows: 25% on the one (1) year anniversary of the grant date; an additional 25% on the two (2) year anniversary of the grant date; and the remaining 50% on the three (3) year anniversary of the grant date, subject to the grantee continuing to serve as a service provider to the Registrant on each such date.

(2)
Restricted Stock Purchase Rights granted with performance based vesting will vest if the Registrant attains certain revenue and non-GAAP net income, as compared to amounts designated as revenue and non-GAAP net income in the Registrant’s 2007 Annual Operating Plan, during the period of August 1, 2006 to July 31, 2007, subject to the grantee remaining a service provider to the Registrant through the date the Board of Directors, as administrator of the Plan, determines such performance objectives have been achieved.

Approval of Fiscal Year 2007 Named Executive Officer Bonus Policy and Plan

On September 6, 2006, the Compensation Committee of the Registrant’s Board of Directors approved the Named Executive Officer Bonus Policy and Plan for the Registrant’s fiscal year ending July 31, 2007 (the “Named Executive Officer Plan”), a copy of which is attached hereto as Exhibit 10.2, and incorporated herein by reference. The Named Executive Officer Plan establishes the criteria, allocations, methodologies and metrics for the payment of quarterly bonuses, if any, to the Registrant’s named executive officers.

Entry into Indemnification Agreements with Patricia Morris and Richard J. Marino

On September 6, 2006, the Registrant’s Board of Directors approved entry into an indemnification agreement between the Registrant and Patricia S. Morris, following her appointment as the Registrant’s Senior Vice President and Chief Financial Officer on July 5, 2006, and an indemnification agreement between the Registrant and Richard J. Marino, Jr., following his appointment as the Registrant’s Group President, OSTG, Inc. on May 15, 2006. The terms of the indemnification agreements are substantially similar to the form of indemnification agreement that the Registrant previously entered into with certain of its officers and directors. The Registrant’s form of indemnification agreement was filed as Exhibit 10.1 to its Registration Statement on Form S-1, as amended (Commission File No. 333-88687).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Form of VA Software Corporation 1998 Stock Plan Restricted Stock Purchase Agreement
10.2	Fiscal Year 2007 Named Executive Officer Bonus Policy and Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA SOFTWARE CORPORATION a Delaware corporation

	By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer
Date:	September 7, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of VA Software Corporation 1998 Stock Plan Restricted Stock Purchase Agreement
10.2	Fiscal Year 2007 Named Executive Officer Bonus Policy and Plan